UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  May 29, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange
1.750% Notes due 2035		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Company was held on May 29, 2019.

(b) Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 11 nominees to serve as directors of the Company until the 2020 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,155,365,328	36,200,206	3,857,834	257,978,362
Robert J. Bertolini	1,150,832,715	40,783,094	3,807,559	257,978,362
Giovanni Caforio, M.D.	1,120,087,179	63,748,810	11,587,379	257,978,362
Matthew W. Emmens	1,175,827,887	15,719,788	3,875,693	257,978,362
Michael Grobstein	1,136,740,879	54,812,057	3,870,432	257,978,362
Alan J. Lacy	1,141,436,693	49,932,224	4,054,451	257,978,362
Dinesh C. Paliwal	1,142,575,999	48,744,977	4,102,392	257,978,362
Theodore R. Samuels	1,152,218,669	39,148,455	4,056,244	257,978,362
Vicki L. Sato, Ph.D.	1,093,762,348	73,584,882	28,076,138	257,978,362
Gerald L. Storch	1,151,710,225	39,667,853	4,045,290	257,978,362
Karen H. Vousden, Ph.D.	1,177,834,006	13,842,259	3,747,103	257,978,362

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,104,120,140	83,372,093	7,931,135	257,978,362

Item 3. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2019 was ratified based upon the following votes:

For	Against	Abstain
1,399,501,334	48,237,267	5,663,129

Item 4.  The shareholder proposal on shareholder right to act by written consent was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
521,251,648	662,700,015	11,471,705	257,978,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 30, 2018	By:	/s/ Katherine R. Kelly
		Name:	Katherine R. Kelly
		Title:	Corporate Secretary